EXHIBIT 99.1

            Move, Inc. Reports Third Quarter 2007 Results

    WESTLAKE VILLAGE, Calif.--(BUSINESS WIRE)--Nov. 1, 2007--Move, Inc. (NASDAQ:MOVE) reported financial results for the third quarter ended September 30, 2007. Total revenue for the quarter was $75.6 million compared to $75.7 million in the third quarter of 2006.

    "The real estate industry is absorbing the shock of a precipitous decline in home sales," said Mike Long, Move's chief executive officer. "We believe this market dislocation will prove to be a major catalyst for the industry to shift more of their marketing spend online. As the online real estate leader, we stand to be a major beneficiary of this transformation."

    Net loss applicable to common stockholders for the third quarter of 2007 was $4.6 million, or $0.03 per share, compared to net income of $980,000 or $0.01 per share, for the third quarter of 2006.

    Move's EBITDA (earnings before interest, restructuring charges and certain other non-cash and non-recurring items, principally stock-based charges, depreciation, and amortization) for the third quarter of 2007 was $7.0 million, compared to $7.4 million for the third quarter of 2006. The Company has reported EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

    "We have a rock solid balance sheet with $185 million in cash and short-term investments," continued Mike Long. "During the quarter we had a number of one-time charges. Excluding these charges and stock based compensation, our net income would have been $7.5 million compared to $5.1 million in the third quarter of 2006."

    "I am extremely optimistic about the opportunities available to us and am pleased with what we have accomplished in the past 90 days," said Lorna Borenstein, Move's president. "Some of our businesses are performing extremely well in a tough market, but we are not satisfied with the performance of all of our businesses and are focused on better monetizing our entire portfolio."

    CONFERENCE CALL

    As previously announced, Move will host a conference call, which will be broadcast live over the Internet today, Thursday, November 1, 2007, at 2:00 p.m. PT (5:00 p.m. ET). Chief Executive Officer, Mike Long, President, Lorna Borenstein and Chief Financial Officer, Lew Belote, will discuss the Company's third quarter 2007 results. In order to participate in the call, investors should log on to http://investor.move.com and click on "Event Calendar." Please connect to the above Web site ten minutes prior to the call to load any necessary audio software. A replay of the call will be available in the same section of the Company's Web site two hours after the end of the call. A telephone replay will be available from 5:00 p.m. PT (8:00 p.m. ET) until midnight on November 8, 2007 at 888-286-8010, conference ID 18400732. For additional information regarding the Company's results, please go to the "SEC Filings" section at http://investor.move.com to view annual reports as filed with the Securities and Exchange Commission on Form 10-K. Move's Form 10-Q for the quarter ended September 30, 2007 is expected to be filed with the Securities and Exchange Commission on, or before, November 2, 2007.

    USE OF NON-GAAP FINANCIAL MEASURES

    To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of income (loss) from operations excluding restructuring, impairment and certain other non-cash and non-recurring items, principally depreciation, amortization and stock based compensation and other charges, which is referred to as EBITDA. We have also presented a non-GAAP table of our Segment Data for the three and nine months ended September 30, 2007 that extracts stock based compensation under SFAS 123R "Share Based Payment". A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

    This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

    ABOUT MOVE, INC.

    Move, Inc. (NASDAQ: MOVE), the leading online consumer destination for real estate search, is the essential resource for consumers seeking the information and connections they need before, during and after a move. Move, Inc., operates Move.com(TM) (http://www.move.com), a leading destination for information on new homes and rental listings, moving resources, home and garden and home finance; REALTOR.com(R) (http://www.realtor.com), the official Web site of the National Association of REALTORS(R); Welcome Wagon(R) (http://www.welcomewagon.com); Moving.com; SeniorHousingNet(TM); TOP PRODUCER(R) Systems; FactoryBuiltHousing.com; and Home Plans. Move, Inc. is based in Westlake Village and employs more than 1600 individuals throughout North America. For more information: http://www.move.com.



                              MOVE, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except per share amounts)


                            Three Months Ended    Nine Months Ended
                                September 30,        September 30,
                           -------------------------------------------
                              2007       2006       2007       2006
                           ----------- --------- ----------- ---------
                                (unaudited)           (unaudited)

Revenue                    $   75,570  $ 75,672  $  220,226  $218,542
   Cost of revenue (1)         16,015    16,967      46,012    49,820
                            ----------  --------  ----------  --------
   Gross profit                59,555    58,705     174,214   168,722
                            ----------  --------  ----------  --------

Operating expenses: (1)
   Sales and marketing         28,387    28,928      83,907    82,581
   Product and web site
    development                 8,725     8,438      26,871    25,586
   General and
    administrative             24,434    20,950      70,238    61,304
   Amortization of
    intangible assets             511       497       1,514     1,833
   Restructuring charge            --      (278)         --      (278)
   Litigation settlement        3,900        --       3,900        --
                            ----------  --------  ----------  --------
Total operating expenses       65,957    58,535     186,430   171,026
                            ----------  --------  ----------  --------
Income (loss) from
 operations                    (6,402)      170     (12,216)   (2,304)

Interest income, net            2,567     1,900       7,383     5,309
Other income, net                 676        99       1,060       602
                            ----------  --------  ----------  --------
   Net income (loss) before
    income taxes               (3,159)    2,169      (3,773)    3,607

   Provision for income
    taxes                         169        --         422        --
                            ----------  --------  ----------  --------

   Net Income (loss)           (3,328)    2,169      (4,195)    3,607

   Convertible preferred
    stock dividends and
    related accretion          (1,248)   (1,189)     (3,721)   (3,544)
                            ----------  --------  ----------  --------
Net income (loss)
 applicable to common
 stockholders              $   (4,576) $    980  $   (7,916) $     63
                            ==========  ========  ==========  ========

Net income (loss) per
 common share:
Basic net income (loss)
 applicable to common
 stockholders              $    (0.03) $   0.01  $    (0.05) $   0.00
                            ==========  ========  ==========  ========
Diluted net income (loss)
 applicable to common
 stockholders              $    (0.03) $   0.01  $    (0.05) $   0.00
                            ==========  ========  ==========  ========

Shares used to calculate
 basic and diluted per
 share amounts
   Basic                      155,015   151,916     154,749   150,556
                            ==========  ========  ==========  ========
   Diluted                    155,015   164,394     154,749   165,145
                            ==========  ========  ==========  ========


(1) Includes stock-based
 compensation as follows:

     Cost of revenue       $       56  $     18  $      133  $    176
     Sales and marketing          131       286         964     1,077
     Product and web site
      development                 396       249         963     1,088
     General and
      administrative            5,332     3,602      17,094     7,733
                            ----------  --------  ----------  --------
                           $    5,915  $  4,155  $   19,154  $ 10,074
                            ==========  ========  ==========  ========




                              MOVE, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)

                                       Nine Months Ended September 30,
                                       -------------------------------
                                              2007           2006
                                       ---------------- --------------
Cash flows from operating activities:             (unaudited)
Net income (loss)                        $      (4,195) $       3,607
Adjustments to reconcile net income
 (loss) to net cash provided by
 operating activities:
   Depreciation                                  8,205          7,733
   Amortization of intangible assets             1,514          1,833
   Gain on sales of property and
    equipment                                     (333)            --
   Provision for doubtful accounts                 791          1,742
   Stock-based compensation and charges         19,603         10,202
   Change in market value of embedded
    derivative liability                          (688)            --
   Other non-cash items                            (52)          (313)
Changes in operating assets and
 liabilities:
   Accounts receivable                            (861)        (3,035)
   Other assets                                 (3,313)          (514)
   Accounts payable and accrued
    expenses                                     4,543        (17,815)
   Deferred revenue                             (4,652)         9,695
                                          -------------  -------------
      Net cash provided by operating
       activities                               20,562         13,135
                                          -------------  -------------

Cash flows from investing activities:
Purchases of property and equipment            (16,044)        (8,653)
Proceeds from the surrender of life
 insurance policy                                5,200             --
Proceeds from sale of marketable equity
 securities                                     15,743             --
Proceeds from sale of property and
 equipment                                         334             --
Purchases of intangible assets                    (618)            --
Maturities of short-term investments            45,200         26,325
Purchases of short-term investments            (67,275)       (25,175)
Acquisitions, net                                   --         (9,572)
                                          -------------  -------------
   Net cash used in investing
    activities                                 (17,460)       (17,075)
                                          -------------  -------------

Cash flows from financing activities:
Proceeds from exercise of stock options          2,821          5,215
Restricted cash                                    952            804
Payments on capital lease obligations           (1,415)        (2,112)
                                          -------------  -------------
   Net cash provided by financing
    activities                                   2,358          3,907
                                          -------------  -------------

Change in cash and cash equivalents              5,460            (33)

Cash and cash equivalents, beginning of
 period                                         14,873         13,272
                                          -------------  -------------
Cash and cash equivalents, end of
 period                                  $      20,333  $      13,239
                                          =============  =============




                              MOVE, INC.
                CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)

                                            September 30, December 31,
                                                2007          2006
                                           -------------- ------------
ASSETS                                      (unaudited)
Current assets:
   Cash and cash equivalents               $    20,333   $     14,873
   Short-term investments                      165,050        142,975
   Accounts receivable, net                     18,349         18,279
   Other current assets                         16,287         34,468
                                            -----------   ------------
      Total current assets                     220,019        210,595

Property and equipment, net                     37,491         29,245
Goodwill, net                                   23,877         23,877
Intangible assets, net                          15,819         16,715
Restricted cash                                  3,327          4,279
Other assets                                     1,589          1,238
                                            -----------   ------------
      Total assets                         $   302,122   $    285,949
                                            ===========   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                        $     4,846   $      4,904
   Accrued expenses                             31,580         26,738
   Obligation under capital leases               2,005          1,904
   Deferred revenue                             45,495         50,075
                                            -----------   ------------
      Total current liabilities                 83,926         83,621

Obligation under capital leases                    651          2,167
Other liabilities                                1,852          2,497
                                            -----------   ------------
      Total liabilities                         86,429         88,285

Series B convertible preferred stock            99,933         96,212

Stockholders' equity:
   Series A convertible preferred stock              -              -
   Common stock                                    155            154
   Additional paid-in capital                2,091,260      2,069,399
   Accumulated other comprehensive income          688            326
   Accumulated deficit                      (1,976,343)    (1,968,427)
                                            -----------   ------------
   Total stockholders' equity                  115,760        101,452
                                            -----------   ------------

      Total liabilities and stockholders'
       equity                              $   302,122   $    285,949
                                            ===========   ============




                              MOVE, INC.
             RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

   INCOME (LOSS) FROM OPERATIONS EXCLUDING CERTAIN NON-CASH AND NON-RECURRING ITEMS, PRINCIPALLY STOCK-BASED COMPENSATION AND CHARGES,
                     DEPRECIATION, AND AMORTIZATION
                               (EBITDA)
                            (in thousands)

                             Three Months Ended   Nine Months Ended
                                September 30,        September 30,
                            ------------------------------------------
                                2007      2006       2007       2006
                            ------------ ------- ------------ --------
                                 (unaudited)          (unaudited)
Income (loss) from
 operations                 $    (6,402) $  170  $   (12,216) $(2,304)

Plus:
   Stock-based charges              165     161          449      128
   Amortization of
    intangible assets               511     497        1,514    1,833
   Depreciation                   2,877   2,718        8,205    7,733
   Stock-based compensation       5,915   4,155       19,154   10,074
   Restructuring charge
    reversal                         --    (278)          --     (278)
   Non-recurring refund of
    insurance premium                --      --           --   (1,184)
   Litigation settlement          3,900      --        3,900       --
                             -----------  ------  -----------  -------
EBITDA                      $     6,966  $7,423  $    21,006  $16,002
                             ===========  ======  ===========  =======




                              MOVE, INC.
                      SEGMENT OPERATING RESULTS
                            (in thousands)

                           Three Months Ended     Nine Months Ended
                              September 30,          September 30,
                         ---------------------------------------------
                             2007       2006        2007       2006
                         ------------ --------- ------------ ---------
Revenue:                       (unaudited)            (unaudited)

   Real Estate Services  $    55,936  $ 53,395  $   164,209  $154,743
   Consumer Media             19,634    22,277       56,017    63,799
                          -----------  --------  -----------  --------
      Total revenue      $    75,570  $ 75,672  $   220,226  $218,542
                          ===========  ========  ===========  ========

Operating income (loss)
 (1)
    Real Estate Services $    14,071  $ 14,065  $    41,105  $ 37,041
    Consumer Media              (851)     (909)      (6,014)   (2,163)
    Unallocated              (19,622)  (12,986)     (47,307)  (37,182)
                          -----------  --------  -----------  --------
      Income (loss) from
       operations        $    (6,402) $    170  $   (12,216) $ (2,304)
                          ===========  ========  ===========  ========


(1) Includes stock-based compensation
 as follows:

   Real Estate Services  $     2,284  $  1,330  $     6,392  $  3,678
   Consumer Media                771       378        2,154     1,323
   Unallocated                 2,860     2,447       10,608     5,073
                          -----------  --------  -----------  --------
                         $     5,915  $  4,155  $    19,154  $ 10,074
                          ===========  ========  ===========  ========




                              MOVE, INC.
                      SEGMENT OPERATING RESULTS
               NET OF STOCK-BASED COMPENSATION EXPENSE
                            (in thousands)

                                   Three months ended
                                   September 30, 2007
                  ----------------------------------------------------
                                      (unaudited)

                  Real Estate Consumer             Stock-based
                   Services    Media   Unallocated Compensation Total

Revenue          $     55,936$ 19,634 $        -- $        -- $75,570
Cost of Revenue         8,864   6,510         585          56  16,015
                  -------------------------------- ----------- -------
Gross Profit           47,072  13,124        (585)        (56) 59,555

Sales and
 marketing             18,018   8,533       1,705         131  28,387
Product and web
 site development       6,681   1,388         260         396   8,725
General and
 administrative         6,018   3,283       9,801       5,332  24,434
Amortization of
 intangibles               --      --         511          --     511
Litigation
 settlement                --      --       3,900          --   3,900
                  ----------- -------- ----------- ----------- -------
Total operating
 expenses              30,717  13,204      16,177       5,859  65,957
                  ----------- -------- ----------- ----------- -------

Income (loss)
 from operations $     16,355$    (80)$   (16,762)$    (5,915)$(6,402)
                  =========== ======== =========== =========== =======



                                   Three months ended
                                   September 30, 2006
                  ----------------------------------------------------
                                      (unaudited)

                  Real Estate Consumer             Stock-based
                   Services    Media   Unallocated Compensation Total
Revenue          $     53,395$ 22,277 $        -- $        -- $75,672
Cost of Revenue         8,344   7,624         981          18  16,967
                  -------------------------------- ----------- -------
Gross Profit           45,051  14,653        (981)        (18) 58,705

Sales and
 marketing             17,279   9,723       1,640         286  28,928
Product and web
 site development       6,103   1,143         943         249   8,438
General and
 administrative         6,274   4,318       6,756       3,602  20,950
Amortization of
 intangibles               --      --         497          --     497
Restructuring
 charge                    --      --        (278)         --    (278)
                  ----------- -------- ----------- ----------- -------
Total operating
 expenses              29,656  15,184       9,558       4,137  58,535
                  ----------- -------- ----------- ----------- -------

Income (loss)
 from operations $     15,395$   (531)$   (10,539)$    (4,155)$   170
                  =========== ======== =========== =========== =======




                              MOVE, INC.
                      SEGMENT OPERATING RESULTS
               NET OF STOCK-BASED COMPENSATION EXPENSE
                            (in thousands)

                                   Nine months ended
                                  September 30, 2007
                 -----------------------------------------------------
                                      (unaudited)

                 Real Estate Consumer             Stock-based
                  Services    Media   Unallocated Compensation Total

Revenue         $    164,209$ 56,017 $        -- $        -- $220,226
Cost of Revenue       25,562  18,536       1,781         133   46,012
                 -------------------------------- ----------- --------
Gross Profit         138,647  37,481      (1,781)       (133) 174,214

Sales and
 marketing            52,855  25,963       4,125         964   83,907
Product and web
 site development     20,139   4,736       1,033         963   26,871
General and
 administrative       18,156  10,642      24,346      17,094   70,238
Amortization of
 intangibles              --      --       1,514          --    1,514
Litigation
 settlement               --      --       3,900          --    3,900
                 ----------- -------- ----------- ----------- --------
Total operating
 expenses             91,150  41,341      34,918      19,021  186,430
                 ----------- -------- ----------- ----------- --------

Income (loss)
 from operations$     47,497$ (3,860)$   (36,699)$   (19,154)$(12,216)
                 =========== ======== =========== =========== ========



                                   Nine months ended
                                  September 30, 2006
                 -----------------------------------------------------
                                      (unaudited)

                 Real Estate Consumer             Stock-based
                  Services    Media   Unallocated Compensation Total

Revenue         $    154,743$ 63,799 $        -- $        -- $218,542
Cost of Revenue       24,387  22,383       2,874         176   49,820
                 -------------------------------- ----------- --------
Gross Profit         130,356  41,416      (2,874)       (176) 168,722

Sales and
 marketing            51,193  27,314       2,997       1,077   82,581
Product and web
 site development     18,008   3,275       3,215       1,088   25,586
General and
 administrative       20,436  11,667      21,468       7,733   61,304
Amortization of
 intangibles              --      --       1,833          --    1,833
Restructuring
 charge                   --      --        (278)         --     (278)
                 ----------- -------- ----------- ----------- --------
Total operating
 expenses             89,637  42,256      29,235       9,898  171,026
                 ----------- -------- ----------- ----------- --------

Income (loss)
 from operations$     40,719$   (840)$   (32,109)$   (10,074)$ (2,304)
                 =========== ======== =========== =========== ========

    CONTACT: Move, Inc.
             Mollie O'Brien
             Investor Relations
             (805) 557-3846
             investorrelations@move.com